UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2018

 First Choice Bancorp
(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by First Choice Bancorp (“First Choice”) on August 1, 2018, reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with Pacific Commerce Bancorp (“Pacific Commerce”). Under Item 9.01 of the Original 8-K, First Choice stated that (a) the historical financial statements required by Item 9.01(a) of Form 8-K would be filed as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed, and (b) as permitted by Item 9.01(b)(2) of Form 8-K, First Choice would file the pro forma financial information required by Item 9.01(b) of Form 8-K as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired

The audited consolidated balance sheets of Pacific Commerce as of December 31, 2017 and 2016, the related audited consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows of Pacific Commerce for the years ended December 31, 2017 and 2016, the notes related thereto and the Independent Auditor's Report, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Pacific Commerce as of and for the three months ended March 31, 2018, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma combined condensed consolidated balance sheet of First Choice and Pacific Commerce as of March 31, 2018 and the unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2018 and the year ended December 31, 2017, and the notes related thereto are attached hereto as exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Vavrinek Trine Day & Co., LLP
99.1	Audited consolidated financial statements of Pacific Commerce Bancorp and Subsidiaries as of and for the years ended December 31, 2017 and 2016
99.2	Unaudited consolidated financial statements of Pacific Commerce Bancorp and Subsidiaries as of and for the three months ended March 31, 2018 and 2017
99.3
Unaudited pro forma combined condensed consolidated balance sheet of First Choice Bancorp and Subsidiary as of March 31, 2018 and statements of income for the three months ended March 31, 2018 and year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: October 5, 2018	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer